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                             GLOBAL INDUSTRIES, LTD.


                                1,400,000 Shares*
                                  Common Stock
                                ($.01 par value)


                      INTERNATIONAL UNDERWRITING AGREEMENT


                                                                London, England
                                                            January _____, 1997

Salomon Brothers International Limited
Howard, Weil, Labouisse, Friedrichs Incorporated
Raymond James & Associates, Inc.
J. Henry Schroder & Co. Limited
As Representatives of the several International Underwriters,
c/o Salomon Brothers International Limited
Victoria Plaza
111 Buckingham Palace Road
London SW1W OSB
ENGLAND

Dear Sirs:

         Global Industries, Ltd., a Louisiana corporation (the "Company"), proposes to sell to the several international underwriters named in Schedule I hereto (the "International Underwriters"), for whom you (the "International Representatives") are acting as representatives, 1,400,000 shares of the common stock, $.01 par value per share (the "Common Stock"), of the Company, (such shares to be issued and sold by the Company being hereinafter called the "International Underwritten Securities"). In addition, William J. Dore (the "Selling Shareholder") proposes to grant to the International Underwriters an option to purchase up to an additional 210,000 shares of Common Stock (the "International Option Securities;" the International Option Securities, together with the International Underwritten Securities, being hereinafter called the "International Securities") solely to cover over-allotments.

--------
         *Plus an option to purchase up to 210,000 additional shares to cover over-allotments.





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         It is understood by all parties that the Company and the Selling
Shareholder are concurrently entering into an agreement dated the date hereof (the "U.S. Underwriting Agreement") providing for the sale by the Company of 5,600,000 shares of Common Stock (such shares to be sold by the Company pursuant to the U.S. Underwriting Agreement being hereinafter called the "U.S. Underwritten Securities") in the United States and Canada through arrangements with certain underwriters in the United States (the "U.S. Underwriters"), for whom Salomon Brothers Inc, Howard Weil, Labouisse, Friedrichs Incorporated, Raymond James & Associates, Inc. and Schroder Wertheim & Co. Incorporated are acting as representatives (the "U.S. Representatives"). In addition, the Selling Shareholder proposes to grant to the U.S. Underwriters an option to purchase up to 840,000 additional shares of Common Stock solely to cover over-allotments (the "U.S. Option Securities;" the U.S. Option Securities, together with the U.S. Underwritten Securities, being hereinafter called the "U.S. Securities," and the U.S. Securities, together with the International Securities, being hereinafter called the "Securities"). It is further understood and agreed that the U.S. Underwriters and the International Underwriters simultaneously are entering into an agreement between the U.S. Underwriters and International Underwriters (the "Agreement Between U.S. Underwriters and International Underwriters") pursuant to which, among other things, the International Underwriters may purchase from the U.S. Underwriters a portion of the U.S. Securities to be sold pursuant to the U.S. Underwriting Agreement and the U.S. Underwriters may purchase from the International Underwriters a portion of the International Securities to be sold pursuant to this Agreement.

         1.       Representations and Warranties.

                  (a) The Company represents and warrants to, and agrees with, each International Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (iv) hereof.

                           (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-18773) on Form S-3, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectuses, each of which has previously been furnished to you. The Company will next file with the Commission either (A) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectuses) or (B) after effectiveness of such registration statement, final prospectuses in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (B), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectuses with respect to the Securities and the offering thereof. As filed,


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         such amendment and form of final prospectuses, or such final prospectuses, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the International Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest International Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                           (ii) It is understood that two forms of prospectuses are to be used in connection with the offering and sale of the
         Securities: one form of prospectus relating to the U.S. Securities, which are to be offered and sold to United States and Canadian Persons, and one form of prospectus relating to the International Securities, which are to be offered and sold to persons other than United States and Canadian Persons. Such form of prospectus relating to the U.S. Securities as first filed pursuant to Rule 424(b) or, if no filing pursuant to Rule 424(b) is made, such form of prospectus included in the Registration Statement at the Effective Date, is hereinafter called the "U.S. Prospectus;" such form of prospectus relating to the International Securities as first filed pursuant to Rule 424(b) or, if no filing pursuant to Rule 424(b) is made, such form of prospectus included in the Registration Statement at the Effective Date, is hereinafter called the "International Prospectus;" and the U.S. Prospectus and the International Prospectus are hereinafter collectively called the "Prospectuses."

                           (iii) On the Effective Date, the Registration Statement did or will, and when the Prospectuses are first filed (if required) in accordance with Rule 424(b) and on each Closing Date, each Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and, on the Effective Date, each Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, each Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectuses (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any International Underwriter through the


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         International Representatives specifically for inclusion in the
         Registration Statement or the Prospectuses (or any supplement thereto).

                           (iv) The terms that follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. The "U.S. Preliminary Prospectus" and the "International Preliminary Prospectus," respectively, shall mean any preliminary prospectus with respect to the offering of the U.S. Securities or the International Securities, as the case may be, referred to in paragraph (i) above and any preliminary prospectus with respect to the offering of the U.S. Securities or the International Securities, as the case may be, included in the Registration Statement at the Effective Date that omits Rule 430A Information; and the U.S. Preliminary Prospectus and the International Preliminary Prospectus are hereinafter called the "Preliminary Prospectuses." "Registration Statement" shall mean the registration statement referred to in paragraph (i) above, including documents incorporated by reference, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424" and "Rule 430A" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Subsidiaries" shall mean Global Pipelines PLUS, Inc., a Louisiana corporation, Pipelines Incorporated, a Louisiana corporation, Global Movible Offshore, Inc., a Louisiana corporation, Global Divers and Contractors, Inc., a Louisiana corporation, Global Industries Offshore, Inc., a Delaware corporation, Global Offshore International, Ltd., a Cayman Islands company, Global International Vessels, Inc., a Cayman Islands company, Norman Offshore Pipelines, Inc., a Louisiana corporation, CCC Fabricaciones y Construcciones, S.A. de C.V., a Mexican Sociedad Anonima de Capital Variable ("CCC"), and Global Offshore Pty Ltd., an Australian company ("Divcon"). "United States or Canadian Person" shall mean any person who is a national or resident of the United States or Canada, any corporation, partnership or other entity created or organized in or under the laws of the United States or Canada or of any political subdivision thereof, or any estate or trust the income of which is subject to United States or Canadian Federal income taxation, regardless of its source (other than any non-United States or non-Canadian branch of any United States or Canadian Person), and shall include any United States or Canadian branch of a person other than a United States or


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         Canadian Person. "U.S." or "United States" shall mean the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. Any reference herein to the Preliminary Prospectus or the Prospectuses shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectuses, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to any Preliminary Prospectus or the Prospectuses shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of such Preliminary Prospectus or the Prospectuses, as the case may be, that is incorporated therein by reference.

                           (v) The filing of the Registration Statement and the execution and delivery of, and the performance by the Company of its obligations under, this Agreement and the U.S. Underwriting Agreement have been duly and validly authorized by the Company, and this Agreement and the U.S. Underwriting Agreement have been duly executed and delivered by the Company.

                           (vi) All contracts, agreements, instruments, leases and licenses required to be described in the Registration Statement or the Prospectuses have been so described in all material respects. All contracts, agreements, instruments, leases and licenses required to be filed as an exhibit to the Registration Statement have been so filed.

                           (vii) Deloitte & Touche LLP, whose reports on the audited consolidated financial statements of the Company are filed as part of the Registration Statement and the Prospectuses, are independent public accountants within the meaning of the Act and the applicable rules and regulations thereunder.


                           (viii) The consolidated financial statements and schedules of the Company included in the Registration Statement and the Prospectuses, taken together, present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of their respective dates and the consolidated results of operations, cash flows and changes in shareholders' equity of the Company for the respective periods covered thereby. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as set forth in the notes to such financial statements. The consolidated financial statements of the Company included in the Registration Statement and the Prospectuses comply in all material respects with the requirements of the Act and the regulations thereunder. The historical selected consolidated financial data included in the Registration Statement


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         and Prospectuses present fairly the information shown therein and have been derived from the consolidated financial statements of the Company, except as set forth therein. The pro forma financial statements and the pro forma financial information included in the Registration Statement and the Prospectuses (A) present fairly in all material respects the information shown therein, (B) have been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated under the Act, (C) have been properly computed on the basis described therein, and (D) are based on assumptions that are reasonable.

                           (ix) Except as contemplated in the Prospectuses, subsequent to the respective dates for which information is given in the Registration Statement and the Prospectuses, neither the Company nor any of its Subsidiaries has incurred any material liabilities or material obligations, direct or contingent, or entered into any material transactions, in each case not in the ordinary course of business, and there has not been any material change in the capital stock or long-term debt of the Company or any of its Subsidiaries (except under existing employee or director benefit plans), any issuance or grant of options, warrants or rights to purchase capital stock of the Company or any of its Subsidiaries, any declaration or payment of any dividend on the capital stock of the Company or any of its Subsidiaries or any material adverse change or any development involving a prospective material adverse change in the condition (financial or other), business, properties, assets, prospects or results of operations of the Company and its subsidiaries taken as a whole.

                           (x) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement by the Company nor the consummation of the transactions herein contemplated and the fulfillment of the terms hereof by the Company, (A) requires the consent, approval, authorization, registration or qualification of or with any governmental authority or order of any court, except such as have been obtained, such as may be required under state securities or Blue Sky laws, the laws of jurisdictions outside the United States or the by-laws of the National Association of Securities Dealers, Inc. (the "NASD"), and, if the Registration Statement is not effective under the Act as of the Execution Time, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (B) conflicts with or results in a breach or violation of any of the terms and conditions of, or constitutes a default under, any indenture, mortgage, deed of trust, lease, license or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties are bound, or the charter or by-laws of the Company or any of its Subsidiaries, or any statute, rule or regulation applicable to the Company or any of its Subsidiaries or any judgment, decree, or order of any court or other governmental authority or arbitrator applicable to the Company or any of its Subsidiaries, which breach or default could have a material adverse effect on the


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         condition (financial or other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole.

                           (xi) Except as set forth in the Prospectuses, there is not now pending or, to the best knowledge of the Company, threatened, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court or governmental agency or body (including without limitation proceedings of the Commission pursuant to Section 8(b) of the Act or by any Blue Sky authority) that is reasonably likely to (A) result in any material adverse change in the condition (financial or other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole, or (B) materially and adversely affect the ability of the Company to carry out its obligations hereunder.

                           (xii) Each of the Company and its Subsidiaries has been duly incorporated and is validly existing as a corporation or other business entity, as the case may be, in good standing under the laws of the jurisdiction in which it was chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectuses. Each of the Company and its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation under the laws of each jurisdiction in which it owns or leases properties or conducts business and in which the failure, individually or in the aggregate, to be so qualified could have a material adverse effect on the condition (financial or other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole. Each of the Company and its Subsidiaries possesses all consents, certificates, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all state and federal public, regulatory or governmental agencies and bodies necessary to the ownership, leasing and operation of its properties and the conduct of its business as described in the Registration Statement and the Prospectuses, except where the failure to obtain and maintain any such consent, certificate, approval, authorization, order, registration, qualification, license or permit would not have a material adverse effect on the condition (financial or other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole, and no such consent, certificate, approval, authorization, order, registration, qualification, license or permit contains any restriction that would prevent the Company or any of its Subsidiaries from owning and operating its properties and conducting its business as described in the Registration Statement and the Prospectuses. Neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such consent, certificate, approval, authorization, order, registration, qualification, license or permit that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole.


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                           (xiii) All outstanding capital stock of each of the
         Subsidiaries has been duly authorized, is validly issued, fully paid and nonassessable and is owned by the Company, either directly or indirectly through wholly-owned subsidiaries (except in the case of CCC, of which the Company only owns 49% of the outstanding capital stock), free and clear of any security interests, claims, liens or encumbrances except for restrictions imposed by the Act or applicable state securities laws or, in the case of CCC, the agreement entered into by and among the shareholders of CCC dated December 23, 1996 ("CCC Shareholders Agreement"). None of the outstanding capital stock of any of the Subsidiaries has been issued in violation of any preemptive rights or rights of first refusal. No options, warrants or other rights to purchase or otherwise acquire any authorized but unissued shares of capital stock of any of the Subsidiaries or any security convertible into shares of such capital stock are now outstanding and no shares of capital stock of any of the Subsidiaries have been reserved for issuance. Except for the shares of capital stock of each of the subsidiaries owned by the Company or one or more subsidiaries of the Company, neither the Company nor any subsidiary of the Company owns any shares of stock or any other equity securities of any corporation or has any equity interest in any form of partnership, association or other entity (except as disclosed on Schedule II to the U.S. Underwriting Agreement).

                           (xiv) The Company's authorized and outstanding equity capitalization is as set forth under the heading "Capitalization" in the Prospectuses, as of the date set forth therein, and the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Securities have been duly authorized and, when issued and delivered to and paid for by the International Underwriters pursuant to this Agreement and the U.S. Underwriters pursuant to the U.S. Underwriting Agreement, will be validly issued, fully paid and nonassessable. No further approval or authority of the shareholders or the directors of the Company or, except in the case of the Act and Blue Sky laws of the various states and the by-laws of the NASD, of any U.S. governmental authority or agency are required for the issuance and sale of the Securities as contemplated herein or as contemplated in the U.S. Underwriting Agreement. Except as set forth in the Prospectuses, no options, warrants, preemptive rights or other rights to purchase or otherwise acquire any authorized but unissued shares of Common Stock of the Company or any security convertible into shares of Common Stock of the Company are now outstanding and no shares of Common Stock have been reserved for issuance. No shares of Common Stock are required pursuant to any contract or other right to be included in the Registration Statement, other than the shares held by William J. Dore included therein.

                           (xv) Neither the Company nor any of its Subsidiaries (nor the manner in which any of them conducts its business or proposes to conduct its business) is in violation of any law, ordinance or governmental rule or regulation to


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         which it is subject, including without limitation any rules or regulations of the Minerals Management Service of the United States Department of Interior, the United States Coast Guard, the Environmental Protection Agency and any other environmental authority, except those violations that would not have a material adverse effect on the condition (financial or other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole.

                           (xvi) Neither the Company nor any of its Subsidiaries is in breach of any term of its respective charter, by-laws or other organizational documents; and no default exists (and no event has occurred that with notice or lapse of time, or both, would constitute a default) in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease, note, bank loan or credit agreement, license or any other agreement or instrument, including without limitation any U.S. government ship financing bonds, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound, which breach or default would have a material adverse effect on the condition (financial or other), business, properties, assets or results of operations of the Company and it subsidiaries taken as a whole.

                           (xvii) The Company and its Subsidiaries have good and defensible title to all of the real property, vessels and assets described as owned by each of them in the Prospectuses, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except (A) such as are disclosed in the Prospectuses or do not materially and adversely affect the value of such property, and (B) such as do not interfere in any material respect with the use made or proposed to be made of such property by the Company or such Subsidiary; and any real property and buildings held under any lease by the Company or its Subsidiaries are held under leases that are valid, existing and in full force and effect, except where the failure to be valid, existing and in full force and effect would not have a material adverse effect on the condition (financial or other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole.

                           (xviii) The Company has in effect with insurers of recognized financial responsibility insurance against such losses and risks and in amounts that the Company reasonably believes are adequate in light of the business conducted by the Company and its subsidiaries and the properties owned by them; and the Company has no reason to believe, based on the financial position and operations of the Company and its subsidiaries, that the Company will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a material adverse effect on the condition (financial or


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



         other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole.

                           (xix) The Company and its subsidiaries own or have the right to use all patents, patent applications, trademarks, service marks, trade names, licenses, sublicenses and rights thereof that are described in the Prospectuses or are necessary for the conduct of their respective businesses in the manner in which it is being conducted, except for those the absence of which would not in the aggregate have a material adverse effect on the business and operations of the Company and its subsidiaries taken as a whole, and no default exists (and no event has occurred that with notice or lapse of time, or both, would constitute a default) in the due performance of and observance of, and no event has occurred (including in connection with the offering of the Securities contemplated by this Agreement) that would effect the Company's or any such subsidiary's right to use the equipment and technology currently used by the Company or any such subsidiary under any term, covenant or condition of any license or sublicense to which the Company or any such subsidiary is a party except where the loss of such right or rights would not have a material adverse effect on the results of operations of the company and its subsidiaries, taken as a whole.

                           (xx) No labor disturbance, strike or slowdown exists with any employees of the Company or any of its Subsidiaries or, to the best knowledge of the Company, is threatened that in any such case is reasonably likely to have a material adverse effect on the condition (financial or other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole.

                           (xxi) None of the Company, its subsidiaries, or any officer, director or affiliate of them has taken or will take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities.

                           (xxii) The Company and its Subsidiaries have filed all federal, state and foreign income and franchise tax returns required to be filed and have paid all taxes shown thereon to be due, except for those taxes that are being contested in good faith or with respect to which an extension has been granted; and there is no tax deficiency that has been, or, to the best knowledge of the Company, might be, asserted against the Company, any of its Subsidiaries or any of their respective properties or assets that would have a material adverse effect on the condition (financial or other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole.



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



                           (xxiii) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and this transaction will not cause the Company to become an investment company subject to registration under such Act.

                  (b) The Selling Shareholder represents and warrants to, and agrees with, each International Underwriter that:

                           (i) The Selling Shareholder is the sole and lawful owner of the Securities to be sold by the Selling Shareholder hereunder and, upon sale and delivery of, and payment for, such Securities, as provided herein, the Selling Shareholder will convey to the International Underwriters good and marketable title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

                           (ii) The Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in this Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge that the Registration Statement or the Prospectuses or any supplement thereto contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Selling Shareholder makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectuses (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any International Underwriter through the International Representatives specifically for inclusion in the Registration Statement or the Prospectuses (or any supplement thereto); and the sale of the Securities by the Selling Shareholder pursuant hereto is not prompted by any material adverse information concerning the Company or any Subsidiary that is not set forth in the Prospectuses or any supplement thereto.

                           (iii) The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities.

                           (iv) This Agreement and the U.S. Underwriting Agreement have been duly executed and delivered by the Selling Shareholder.

                           (v) Certificates in negotiable form for the Securities of the Selling Shareholder to be sold hereunder have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Custody Agreement and related

         Power-of-Attorney executed and delivered by the Selling Shareholder, in the form heretofore furnished you (the "Custody Agreement" and the "Power-of-Attorney," respectively) with Michael J. Pollock, as Custodian and Attorney-in-Fact (the "Custodian"); the Securities represented by the certificates so held in custody for the Selling Shareholder are subject to the interests hereunder of the International Underwriters and the Company; the arrangements for custody and delivery of such certificates, made by the Selling Shareholder hereunder and under the Custody Agreement, are not subject to termination by any act of the Selling Shareholder, or by operation of law, whether by the death or incapacity of the Selling Shareholder or the occurrence of any other event; and if any such death, incapacity or any other event shall occur before delivery of such Securities hereunder, certificates for the Securities will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

                           (vi) No consent, approval, authorization, registration or qualification of or with any governmental authority or order of any court is required for the consummation by the Selling Shareholder of the transactions contemplated herein and in the U.S. Underwriting Agreement, except such as may be required under the Act and such as may be required under the state securities or Blue Sky laws of any jurisdiction, the laws of any jurisdiction outside the United States or the by-laws of the NASD in connection with the purchase and distribution of the International Securities by the International Underwriters and such other approvals as have been obtained.

                           (vii) Neither the sale of the International Option Securities by the Selling Shareholder nor the consummation of any transactions herein contemplated by the Selling Shareholder or the fulfillment of the terms hereof by the Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which the Selling Shareholder is a party or bound, or any judgment, order or decree applicable to the Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Shareholder.

                           (viii) With respect to any statements in or omissions from the Registration Statement or the Prospectuses or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Shareholder, in such capacity, specifically for use in connection with the preparation thereof, the Selling Shareholder hereby makes the same representations and warranties to each International Underwriter as the Company makes to such International Underwriters under subparagraph (a) (iii) of this
         Section 1. The International Underwriters acknowledge that the statements set forth under the heading "Principal Shareholders" as they relate to the Selling Shareholder constitute the only information furnished in writing by or on behalf of the Selling Shareholder for inclusion in any Preliminary Prospectus, the Prospectuses or the Registration Statement.

         2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each International Underwriter, and each International Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $________ per share, the amount of the International Underwritten Securities set forth opposite such International Underwriter's name in Schedule I hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Shareholder hereby grants an option to the several International Underwriters to purchase, severally and not jointly, up to 210,000 shares of the International Option Securities, at the same purchase price per share as the International Underwriters shall pay for the International Underwritten Securities. Such option may be exercised only to cover over-allotments in the sale of the International Underwritten Securities by the International Underwriters. Such option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the International Prospectus upon written or telegraphic notice by the International Representatives to the Selling Shareholder setting forth the number of shares of the International Option Securities as to which the several International Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of International Option Securities by the Selling Shareholder and payment therefor to the Selling Shareholder shall be made as provided in Section 3 hereof. The number of shares of the International Option Securities to be purchased by each International Underwriter shall be the same percentage of the total number of shares of the International Option Securities to be purchased by the several International Underwriters as such International Underwriter is purchasing of the International Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

         3. Delivery and Payment. Delivery of and payment for the International Underwritten Securities (and the International Option Securities if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on ________________, 1997, or such later date (not later than ____, 1997) as the International Representatives shall designate, which date and time may be postponed by agreement among the International Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the International Securities shall be made to the International Representatives for the respective accounts of the several International Underwriters against payment by the several International Underwriters through the

International Representatives of the respective aggregate purchase prices of the International Securities being sold by the Company (and by the Selling Shareholder, if applicable) to or upon the order of the Company (and of the Selling Shareholder if, applicable) by means of a wire transfer of immediately available funds in accordance with written instructions from the Company (and from the Selling Shareholder, if applicable). Delivery of the International Underwritten Securities (and the International Option Securities, if applicable) shall be made at such location as the International Representatives shall reasonably designate at least one business day in advance of the Closing Date, and payment for the International Securities shall be made at the offices of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., in New Orleans, Louisiana. Certificates for the International Securities shall be registered in such names and in such denominations as the International Representatives may request not less than three full business days in advance of the Closing Date.

         The Company (and the Selling Shareholder, if applicable) agrees to have the International Securities available for inspection, checking and packaging by the International Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

         If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the Closing Date, the Selling Shareholder will deliver (at his own expense) to the International Representatives, at Seven World Trade Center, New York, New York, on the date specified by the International Representatives (which shall be within three business days after exercise of such option and is referred to hereinafter as the "Option Closing Date"), certificates for the International Option Securities in such names and denominations as the International Representatives shall have requested against payment of the purchase price thereof to or upon the order of the Selling Shareholder by means of a wire transfer of immediately available funds in accordance with written instructions from the Selling Shareholder. If settlement for the International Option Securities occurs after the Closing Date, the Company and the Selling Shareholder will deliver to the International Representatives on the settlement date for the International Option Securities, and the obligation of the International Underwriters to purchase the International Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 6 hereof.

         It is understood and agreed that the Closing Date shall occur simultaneously with the "Closing Date" under the U.S. Underwriting Agreement.

         The Selling Shareholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several International Underwriters of the International Securities to be purchased by them from the Selling Shareholder and the respective International Underwriters will pay any additional stock transfer taxes involved in further transfers.

         4. Offering by International Underwriters. It is understood that the several International Underwriters propose to offer the International Securities for sale to the public as set forth in the International Prospectus.

         5. Agreements. (a) The Company agrees with the several International Underwriters that:

                           (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the International Prospectus without your prior consent, which consent shall not be unreasonably withheld. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the International Prospectus is otherwise required under Rule 424(b), the Company will cause the International Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the International Representatives of such timely filing. The Company will promptly advise the International Representatives (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the International Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the International Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the International Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (ii) If, at any time when a prospectus relating to the International Securities is required to be delivered under the Act, any event occurs as a result of which the International Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the International Prospectus to comply with the Act, the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a)(i) of this

         Section 5, an amendment or supplement that will correct such statement or omission or effect such compliance and (ii) supply any supplemented International Prospectus to you in such quantities as you may reasonably request.

                           (iii) As soon as practicable, the Company will make generally available to its security holders and to the International Representatives an earnings statement or statements of the Company and its Subsidiaries that will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                           (iv) The Company will furnish to the International Representatives and counsel for the International Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other International Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an International Underwriter or dealer may be required by the Act, as many copies of the International Preliminary Prospectus and the International Prospectus and any supplement thereto as the International Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                           (v) The Company will arrange for the qualification of the International Securities for sale under the laws of such jurisdictions in the United States as the International Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the International Securities and will pay the fee of the NASD, in connection with its review of the offering.

                           (vi) The Company will not, for a period of 180 days following the Execution Time, without the prior written consent of the International Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell Common Stock pursuant to any employee benefit plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and described in the Registration Statement and Prospectuses.

                  (b) The Selling Shareholder agrees with the several International Underwriters that during the period of 180 days following the Execution Time the Selling Shareholder will not, without the prior written consent of the International Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock owned by the Selling Shareholder, or any securities convertible into, or exchangeable for, shares of Common Stock, other than shares of Common Stock disposed of as bona fide gifts to persons who agree in writing to be bound by the foregoing restrictions.

                  (c) Each International Underwriter agrees that (i) it is not purchasing any of the International Securities for the account of any United States or Canadian Person, (ii) it has not offered or sold, and will not offer or sell, directly or indirectly, any of the International Securities or distribute any International Prospectus to any person in the United States or Canada, or to any United States or Canadian Person, and (iii) any dealer to whom it may sell any of the International Securities will represent that it is not purchasing for the account of any United States or Canadian Person and agree that it will not offer or resell, directly or indirectly, any of the International Securities in the United States or Canada, or to any United States or Canadian Person or to any other dealer who does not so represent and agree; provided, however, that the foregoing shall not restrict (A) purchases and sales between the U.S. Underwriters on the one hand and the International Underwriters on the other hand pursuant to the Agreement Between U.S. Underwriters and International Underwriters, (B) stabilization transactions contemplated under the Agreement Between U.S. Underwriters and International Underwriters, conducted through Salomon Brothers Inc (or through the U.S. Representatives and International Representatives) as part of the distribution of the Securities, and (C) sales to or through (or distributions of International Prospectuses or International Preliminary Prospectuses to) non-United States or Canadian Persons who are investment advisors, or who otherwise exercise investment discretion, and who are purchasing for the account of any United States or Canadian Person.

                  (d) The agreements of the International Underwriters set forth in paragraph (c) of this Section 5 shall terminate upon the earlier of the following events:

                           (i) a mutual agreement of the U.S. Representatives and the International Representatives to terminate the selling restrictions set forth in paragraph (c) of this Section 5 and Section 5(c) of the U.S. Underwriting Agreement; or

                           (ii) the expiration of a period of 30 days after the Closing Date, unless (A) the U.S. Representatives shall have given notice to the Company and the International Representatives that the distribution of the U.S. Securities by the U.S. Underwriters has not yet been completed, or (B) the International Representatives shall have given notice to the Company and the U.S. Representatives that the distribution of the International Securities by the International Underwriters has not yet been completed. If such notice by the U.S. Representatives or the International Representatives is given, the agreements set forth in such paragraph (c) shall survive until the earlier of (1) the event referred to in clause (i) of this subsection
         (d) or (2) the expiration of an additional period of 30 days from the date of any such notice.

                  (e) Each International Underwriter severally represents and agrees that:

                           (i) it has not offered or sold and will not offer or sell any International Securities in the United Kingdom other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (whether as principal or agent) in circumstances which have not resulted in an will not result in an offer to the public within the meaning of the Public Offers of Securities Regulations 1995;

                           (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the International Securities in, from or otherwise involving the United Kingdom; and

                           (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the International Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

         6. Conditions to the Obligations of the International Underwriters. The obligations of the International Underwriters to purchase the International Underwritten Securities and the International Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholder contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Shareholder made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of their respective obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the International Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the International Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the International Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b)      The Company shall have furnished to the International
Representatives:

                           (i) the opinion of Vinson & Elkins L.L.P., counsel for the Company, dated the Closing Date, to the effect that:

                                    (1) the Registration Statement has become
                  effective under the Act; any required filing of the Prospectuses, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectuses (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

                                    (2) the filing of the Registration Statement
                  and the execution and delivery of this Agreement have been duly and validly authorized, and this Agreement has been duly executed and delivered by the Company;

                                    (3) all contracts, agreements, instruments,
                  leases and licenses required to be described in the Registration Statement or the Prospectuses have been so described in all material respects. All contracts, agreements, instruments, leases and licenses required to be filed as exhibits to the Registration Statement have been so filed or incorporated by reference therein;

                                    (4) neither the issuance and sale of the
                  Securities, the execution, delivery and performance by the Company of this Agreement, nor the consummation of any other of the transactions herein contemplated and the fulfillment of the terms hereof (A) requires the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained under the Act, and such as may be required under state securities or Blue Sky laws, the laws of jurisdiction outside the United States and the by-laws and rules of the NASD and, if the Registration Statement is not effective under the Act as of the Execution Time, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or
                  (B) results in a breach or violation of any of the terms and conditions of, or constitute a default under, any indenture, mortgage, deed of trust, lease, license or other agreement or instrument described in the Registration Statement or the Prospectuses or filed as an exhibit to the Registration Statement and to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its Subsidiaries, or any U.S. statute, rule or regulation (other than state securities or Blue Sky laws or rules or regulations of the NASD with respect to which such counsel expresses no opinion) known by such counsel to be applicable to the Company or any of its Subsidiaries or any judgment, decree or order of any court or other governmental authority or any arbitrator known to such counsel to be applicable to the Company or any of its Subsidiaries;

                                    (5) to the knowledge of such counsel and
                  except as set forth in the Prospectuses, there is not now pending or threatened, any action, suit or proceeding to which the Company or any of its Subsidiaries is a party before or by any court or governmental agency or body (including without limitation proceedings of the Commission pursuant to Section 8(b) of the Act) (except that such counsel need express no opinion as to any state securities or Blue Sky authority) that, if determined adversely to the Company or such Subsidiary, is reasonably likely to result in any material adverse change in the condition (financial or other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole, or is reasonably likely to affect the ability of the Company to carry out its obligations hereunder;

                                    (6) the Company has been duly incorporated
                  and each of the Company and the Company's Subsidiaries is validly existing as a corporation or other business entity in good standing under the laws of the jurisdiction in which it was chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectuses; and each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification wherein it owns or leases properties or conducts business and in which the failure, individually or in the aggregate, to be so qualified could have a material adverse effect on the condition (financial or other), business, properties, assets or results of operations of the Company and its Subsidiaries taken as a whole;

                                    (7) all of the outstanding shares of capital
                  stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, and all the outstanding shares of capital stock of the Subsidiaries (except in the case of CCC, of which the Company only owns 49% of the outstanding capital stock) are held of record by the Company or its other subsidiaries and, to the knowledge of such counsel, are owned by the Company or its other subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances except restrictions imposed by the Act or applicable state securities laws or, in the case of CCC, the CCC

                  Shareholders Agreement. To the knowledge of such counsel, such shares of capital stock of the Subsidiaries have not been issued in violation of any preemptive rights or, to the knowledge of such counsel, other rights of first refusal. To the knowledge of such counsel, no options, warrants or other rights to purchase or otherwise acquire any authorized but unissued shares of capital stock of any Subsidiary or any security convertible into shares of such capital stock are now outstanding and no shares of such capital stock have been reserved for issuance;

                                    (8) the Company's authorized equity
                  capitalization is as set forth under the heading "Capitalization" in the Prospectuses, as of the date set forth therein, and as of the date hereof, and the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Securities have been duly authorized and, when issued and delivered to and paid for by the International Underwriters pursuant to this Agreement and by the U.S. Underwriters pursuant to the U.S. Underwriting Agreement, will be validly issued (assuming the certificates evidencing such Securities have been duly executed by the Company's Transfer Agent, an assumption which such counsel shall not be required to verify), fully paid and nonassessable. Except pursuant to this Agreement or the U.S. Underwriting Agreement and as set forth in the Prospectuses, no options, warrants, preemptive rights or, to the knowledge of such counsel, any other rights to purchase or otherwise acquire any authorized but unissued shares of Common Stock of the Company or any security convertible into shares of Common Stock of the Company are now outstanding and no shares of Common Stock have been reserved for issuance. To the knowledge of such counsel, no shares of Common Stock are required pursuant to any contract or other right to be included in the Registration Statement, other than the shares held by William
                  J. Dore included therein;

                                    (9) to the knowledge of such counsel,
                  neither the Company nor any of its Subsidiaries is in breach of any term or provision of its charter or by-laws and no default exists (and no event has occurred that with notice or lapse of time, or both, would constitute a default) in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease, note, bank loan or credit agreement, license or any other agreement, including without limitation any U.S. government ship financing bonds, described in the Registration Statement or the Prospectuses or filed as an exhibit to the Registration Statement and to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound, which breach or default would have a material adverse effect on the condition (financial or other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole; and

                                    (10) the Company is not an "investment
                  company" within the meaning of the Investment Company Act of 1940, as amended.

                                    (11) The statements in the International
                  Prospectus under the caption "Certain United States Tax Consequences to Non-United States Holders" constitute fair summaries of the matters referred to therein.

In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, the Selling Shareholder and representatives of the International Underwriters at which the contents of the Registration Statement and the Prospectuses were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses (except as and to the extent stated in subparagraph (3) and the first sentence of subparagraph (8) above), such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon officers and other representatives of the Company), no facts came to the attention of such counsel that have caused them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective and on the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Prospectuses or any supplement thereto at the date of such Prospectuses or such supplement, and at the date hereof as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements and schedules and other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectuses).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Texas and the United States or the Louisiana Business Corporation Law (the "LBCL"), to the extent they deem proper and so specify in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the International Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                           (ii) the opinion of Kerry Williams, general counsel of the company dated the Closing Date to the effect that:

                                    (1) to the knowledge of such counsel, each
                  of the Company and its Subsidiaries possesses all consents, certificates, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all state and federal public, regulatory or governmental agencies and bodies necessary to the ownership, leasing and operation of its properties and the conduct of its business as described in the Registration Statement and the Prospectuses, except where the failure to obtain or maintain any such consent, certificate, approval, authorization, order, registration, qualification, license or permit would not have a material adverse effect upon the condition (financial or other), business, properties, assets or results of operations of the Company and its Subsidiaries taken as a whole, and, to the knowledge of such counsel, neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such consent, certificate, approval, authorization, order, registration, qualification, license or permit that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole;

                                    (2) to the knowledge of such counsel, each
                  of the Company and its Subsidiaries (and the manner in which each of them conducts its business or proposes to conduct its business) is in material compliance with all laws, ordinances or governmental rules or regulations to which it is subject, including without limitation any rules or regulations of the Minerals Management Service of the United States Department of Interior, the United States Coast Guard and the Environmental Protection Agency;

                                    (3) to the knowledge of such counsel, the
                  Company and its Subsidiaries have good and defensible title to all of the real property, vessels and assets described as owned by each of them in the Prospectuses, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except (A) such as are disclosed in the Prospectuses or do not materially and adversely affect the value of such property, and (B) such as do not interfere in any material respect with the use made or proposed to be made of such property by the Company or such Subsidiary; and to the knowledge of such counsel, any real property and buildings held under any lease by the Company or its Subsidiaries are held under leases that are valid, existing and in full force and effect, except where the failure to be valid, existing and in full force and effect would not have a material adverse effect on the condition (financial or other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole; and

                                    (4) to the knowledge of such counsel, the
                  Company and its Subsidiaries own or have the right to use all patents, licenses, sublicenses and rights thereof that are described in the Prospectuses, except for those the absence of which would not in the aggregate have a material adverse effect on the condition (financial or other), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole, and, to the knowledge of such counsel, no default exists (and no event has occurred that with notice or lapse of time, or both, would constitute a default) in the due performance of and observance of, and no event has occurred (including in connection with the offering of the Securities contemplated by this Agreement) that would have a material adverse effect on the Company's or any such Subsidiary's right to use the patented equipment and technology currently used by the Company or any such Subsidiary under any term, covenant or condition of any license or sublicense to which the Company or any such Subsidiary is a party.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Texas and the United States or the Louisiana Business Corporation Law (the "LBCL"), to the extent they deem proper and so specify in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the International Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                  (c) In the event the option granted pursuant to Section 2(b) is exercised, the Selling Shareholder shall have furnished to the International Representatives the opinion of Vinson & Elkins L.L.P., counsel for the Selling Shareholder, dated the Option Closing Date or, if the option granted pursuant to
Section 2(b) hereof has been exercised on or before the third business day prior to the Closing Date, the Closing Date, to the effect that:

                           (i) this Agreement, the Custody Agreement and the Power of Attorney have been duly executed and delivered by the Selling Shareholder and are valid and binding on the Selling Shareholder, and the Selling Shareholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement the Securities being sold by the Selling Shareholder hereunder;

                           (ii) upon the delivery by the Selling Shareholder to the several International Underwriters of certificates for the International Option Securities being sold hereunder by the Selling Shareholder against payment therefor as provided herein, the International Underwriters (assuming they are bona fide purchasers within the meaning of the Uniform Commercial Code) will acquire good and marketable title to such International Option Securities, free and clear of all liens, encumbrances, equities and claims whatsoever;

                           (iii) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the state securities or Blue Sky laws of any jurisdiction or the by-laws of the NASD in connection with the purchase and distribution of the Securities by the International Underwriters and such other approvals (specified in such opinion) as have been obtained; and

                           (iv) neither the sale of the International Option Securities by the Selling Shareholder, the execution, delivery and performance by the Selling Shareholder of this Agreement, nor the consummation of any other of the transactions contemplated herein by the Selling Shareholder or the fulfillment of the terms hereof by the Selling Shareholder will result in a breach or violation of, or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel and to which the Selling Shareholder is a party or bound, or any law, judgment, order or decree known to such counsel to be applicable to the Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Shareholder.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Texas and the United States or under the LBCL, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the International Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Shareholder and public officials.

                  (d) The International Representatives shall have received from Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel for the International Underwriters such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the International Securities, the Registration Statement, the Prospectuses (together with any supplement thereto) and other related matters as the International Representatives may reasonably require, and the Company and the Selling Shareholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (e) The Company shall have furnished to the International Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectuses, any supplements to the Prospectuses, this Agreement and the U.S. Underwriting Agreement and that:

                           (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best knowledge of the Company, threatened; and

                           (iii) since the date of the most recent financial statements included in the Prospectuses (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), business, properties, assets, prospects or results of operations of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

                  (f) If the Option granted pursuant to Section 2(b) is exercised, the Selling Shareholder shall have furnished to the International Representatives a certificate, signed by the Selling Shareholder or an Attorney-In-Fact, dated the Option Closing Date or, if the option granted by
Section 2(b) hereof has been exercised on or before the third business day prior to the Closing Date, the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectuses, any supplement to the Prospectuses, this Agreement and the U.S. Underwriting Agreement and that the representations and warranties of the Selling Shareholder in this Agreement are true and correct in all material respects on and as of the Option Closing Date or, if the option granted by Section 2(b) hereof has been exercised on or before the third business day prior to the Closing Date, as of the Closing Date, to the same effect as if made on the Option Closing Date, or the Closing Date, as the case may be.

                  (g) At the Execution Time and at the Closing Date, Deloitte & Touche LLP shall have furnished to the International Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the International Representatives, confirming that they are independent accountants within the meaning of the Act, the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                           (i) in their opinion (A) the audited consolidated financial statements and financial statement schedules of the Company included or incorporated in the Registration Statement and the Prospectuses and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder and constitute the only audited financial statements required to be included or incorporated therein; and (B) the pro forma financial information and the pro forma consolidated financial statements included or incorporated in the Registration Statement and the Prospectuses constitute the only pro forma information and pro forma statements required to be included or incorporated therein under the applicable accounting requirements of the Act and the related published rules and regulations.

                           (ii) on the basis of a reading of the latest unaudited consolidated financial statements made available by the Company; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders and directors of the Company and its Subsidiaries; and inquiries of certain officials of the Company and its Subsidiaries who have responsibility for financial and accounting matters of the Company and its Subsidiaries as to transactions and events subsequent to March 31, 1996, nothing came to their attention that caused them to believe that:

                                    (1) any unaudited financial statements
                  included or incorporated in the Registration Statement and the Prospectuses do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectuses;

                                    (2) with respect to the period subsequent to
                  March 31, 1996, there were any changes, at a specified date not more than five business days prior to the date of each such letter, in the consolidated long-term debt, less current maturities, of the Company or capital stock of the Company, and as of the date of the latest available month-end consolidated financial statements, there were any decreases in the consolidated shareholders' equity of the Company, or decreases in consolidated receivables of the Company as compared with the amounts shown on the March 31, 1996 consolidated balance sheet included or incorporated in the Registration Statement and the Prospectuses, or for the period from March 31, 1996 to the date of the latest available month-end consolidated financial statements there were any decreases, as compared with the corresponding period in the preceding year, in consolidated contract revenues, consolidated income before income taxes or in total or per share amounts of consolidated net income of the Company, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless such explanation is not deemed necessary by the International Representatives; or

                                    (3) any unaudited amounts of contract
                  revenues, net income and net income per average common share included under the heading "Recent Developments" in the Registration Statement and the Prospectuses do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Prospectuses; and

                           (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its Subsidiaries) set forth in the Registration Statement and the Prospectuses, including without limitation the information set forth under the captions "Prospectus Summary" and "Selected Financial Data" and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Prospectuses, the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectuses, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Report on Form 10-Q, incorporated in the Registration Statement and Prospectuses agree with the accounting records of the Company and its Subsidiaries, excluding any questions of legal interpretation.

                           (iv) On the basis of a reading of the unaudited pro forma consolidated financial statements included in the Registration Statement and Prospectuses, carrying out certain specified procedures; inquiries of certain officials of the Company and its Subsidiaries who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention that caused them to believe that the pro forma consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

         References to the Prospectuses in this paragraph (g) include any supplement thereto at the date of the letter.

                  (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectuses (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letters referred to in paragraph (g) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the International Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectuses (exclusive of any supplement thereto).

                  (i) Prior to the Closing Date, the Company shall have furnished to the International Representatives such further information, certificates and documents as the International Representatives may reasonably request.


                  (j) The closing of the purchase of the U.S. Securities to be issued and sold by the Company pursuant to the U.S. Underwriting Agreement shall occur concurrently with the closing described herein.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the International Representatives and counsel for the International Underwriters, this Agreement and all obligations of the International Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the International Representatives. Notice of such cancellation shall be given to the Company and the Selling Shareholder in writing or by telephone or telegraph confirmed in writing.

         7. Reimbursement of International Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the International Underwriters set forth in
Section 6 hereof is not satisfied, because of any termination pursuant to
Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Selling Shareholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the International Underwriters, the Company will reimburse the International Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the Company is required to make any payments to the International Underwriters under this Section 7 because of the Selling Shareholder's refusal, inability or failure to satisfy any condition to the obligations of the International Underwriters set forth in Section 6, the Selling Shareholder shall reimburse the Company on demand for all amounts so paid.

         8. Indemnification and Contribution. (a) The Company and the Selling Shareholder jointly and severally agree to indemnify and hold harmless each International Underwriter, the directors, officers, employees and agents of each International Underwriter and each person who controls any International Underwriter within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in any International Preliminary Prospectus or in either of the Prospectuses, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Selling Shareholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any International Underwriter through the International Representatives specifically for inclusion therein; and further provided, that such indemnity with respect to any International Preliminary Prospectus shall not inure to the benefit of an International Underwriter (or any person controlling an International Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities that are the subject thereof, if such person did not receive a copy of the International Prospectus (or the International Prospectus, as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person where such delivery of the International Prospectus (or the International Prospectus, as amended or supplemented) is required by the Act, unless such failure to deliver was a result of the Company's failure to deliver the International Prospectus in accordance with Section 5(a)(iv) of this Agreement, and if the untrue statement or omission of a material fact contained in such International Preliminary Prospectus was corrected in the International Prospectus (or the International Prospectus, as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company or the Selling Shareholder may otherwise have. Notwithstanding the provisions of this Section 8(a), the Selling Shareholder shall not be liable under this Section 8(a) in an amount exceeding the product of the purchase price as set forth in Section 2 hereof and the number of shares sold by the Selling Shareholder.

                  (b) Each International Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and the Selling Shareholder, to the same extent as the foregoing indemnity to each International Underwriter, but only with reference to written information relating to such International Underwriter furnished to the Company by or on behalf of such International Underwriter through the International Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any International Underwriters may otherwise have. The Company and the Selling Shareholder acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any U.S. or International Preliminary Prospectus and the Prospectuses constitute the only information furnished in writing by or on behalf of the several International Underwriters for inclusion in any U.S. or International Preliminary Prospectus or the Prospectuses, and you, as the International Representatives, confirm that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified party or parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party or parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, except as a result of the limitations of the Selling Shareholder's indemnification liability provided by Section 8(a) hereof, the Company and the Selling Shareholder, jointly and severally, and the International Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Selling Shareholder and one or more of the International Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder, on the one hand, and by the International Underwriters, on the other, from the offering of the Securities; provided, however, that in no case shall any International Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such International Underwriter hereunder, and further provided, that in no case shall the Selling Shareholder be responsible for any amount in excess of the limit set forth in paragraph (a) above. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Selling Shareholder, jointly and severally, and the International Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder, on the one hand, and of the International Underwriters, on the other, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no case shall the Selling Shareholder be responsible for any amount in excess of the limit set forth in paragraphs (a) above, respectively. Benefits received by the Company and the Selling Shareholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the International Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the International Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Selling Shareholder or the International Underwriters. The Company, the Selling Shareholder and the International Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an International Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an International Underwriter shall have the same rights to contribution as such International Underwriter; each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company; and each agent of the Selling Shareholder shall have the same rights to contribution as the Selling Shareholder, subject in each case to the applicable terms and conditions of this paragraph (d).

         9. Default by an International Underwriter. If any one or more International Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such International Underwriter or International Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining International Underwriters shall be obligated severally to take up and pay for (in the respective proportions that the amount of International Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of International Securities set forth opposite the names of all the remaining International Underwriters) the Securities which the defaulting International Underwriter or International Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of International Securities which the defaulting International Underwriter or International Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of International Securities set forth in
Schedule I hereto, the remaining International Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the International Securities, and if such nondefaulting International Underwriters do not purchase all the International Securities, this Agreement will terminate without liability on the part of any nondefaulting International Underwriter the Selling Shareholder or the Company. In the event of a default by any International Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the International Representatives shall determine in order that the required changes in the Registration Statement and the International Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting International Underwriter of its liability, if any, to the Company, the Selling Shareholder and any nondefaulting International Underwriter for damages occasioned by its default hereunder.

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of the International Representatives, by notice given to the Company and the Selling Shareholder prior to delivery of and payment for the Securities, if prior to such time


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



(i) trading in the Company's Common Stock shall have been suspended by the Commission or the National Association of Securities Dealers Automated Quotation National Market System or trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation National Market System shall have been suspended or limited or minimum prices shall have been established on either of such Exchange or Market System, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the International Representatives, impracticable or inadvisable to proceed with the offering or delivery of the International Securities as contemplated by the International Prospectus (exclusive of any supplement thereto).

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Shareholder and of the International Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any International Underwriter, the Selling Shareholder or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the International Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the International Representatives, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers International Limited, at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England; or, if sent to the Company or the Selling Shareholder, will be mailed, delivered or telegraphed and confirmed to it at 107 Global Circle Drive, Lafayette, Louisiana 70503, attention of the Legal Department.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

         14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Shareholder and the several International Underwriters.

                               GLOBAL INDUSTRIES, LTD.



                               By:
                                  --------------------------------------------
                                  William J. Dore, Chief Executive Officer

                               THE SELLING SHAREHOLDER:


                                  ---------------------------------------------
                                                William J. Dore


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

SALOMON BROTHERS INTERNATIONAL
         LIMITED
HOWARD, WEIL, LABOUISSE, FRIEDRICHS
         INCORPORATED
RAYMOND JAMES & ASSOCIATES, INC.
J. HENRY SCHRODER & CO. LIMITED

By:      SALOMON BROTHERS
         INTERNATIONAL LIMITED



By:
    ---------------------------------

For themselves and the other several International Underwriters named in
Schedule I to the foregoing Agreement.

                                   SCHEDULE I


                                                        Number of Shares of
                                                           International
                                                      Underwritten Securities
International Underwriters                                to be Purchased
--------------------------                            -----------------------

Salomon Brothers International Limited................
Howard, Weil, Labouisse, Friedrichs Incorporated......
Raymond James & Associates, Inc.......................
J. Henry Schroder & Co. Limited.......................



Total.................................................
                                                       ====================


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